UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 22, 2019
Diebold Nixdorf, Incorporated

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio		44720-8077
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
     Section 13(a) of the Exchange Act.     ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On February 22, 2019, Diebold Nixdorf, Incorporated (the “Company”) entered into an agreement (the “Agreement”) with GAMCO Asset Management Inc. and its affiliates (“GAMCO”) relating to director nominations to the Company’s board of directors at the Company’s 2019 annual meeting of shareholders (the “2019 Annual Meeting”).

On November 13, 2018, GAMCO delivered notice (the “Notice”) to the Company of its intention to nominate three individuals for election as directors of the Company at the 2019 Annual Meeting. Pursuant to the Agreement, the Company has agreed that it will nominate Arthur Anton and Matthew Goldfarb (the “Nominees”), two of the individuals identified in the Notice, for election as directors of the Company at the 2019 Annual Meeting, and GAMCO has withdrawn its nominations and the Notice and has agreed that it will vote all common shares of the Company that GAMCO is entitled to vote at the 2019 Annual Meeting in favor of the election of each of the Nominees and the other individuals to be nominated by the Company at the 2019 Annual Meeting.

The Agreement also provides, subject to certain exceptions, that the Nominees will be nominated to the Company’s board of directors at the Company’s 2020 annual meeting of shareholders, and from February 22, 2019 until the completion of the Company’s 2020 annual meeting of shareholders, (i) GAMCO will be entitled to select a new designee if either Nominee is unable to serve on the Company’s board of directors, (ii) GAMCO will be subject to customary standstill and non-disparagement restrictions, and (iii) GAMCO will vote all common shares of the Company that GAMCO is entitled to vote in favor of certain matters supported by the Company’s board of directors. A copy of the Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information

The Company intends to file a proxy statement and other relevant documents with the U.S. Securities and Exchange Commission (the “SEC”) regarding the 2019 Annual Meeting. THE COMPANY’S SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information can also be found in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2017, filed with the SEC on February 28, 2018. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at www.dieboldnixdorf.com or by writing to the Company’s Corporate Secretary at 5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio 44720-8077.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2019 Annual Meeting. Information concerning certain participants is set forth in the Company’s proxy statement for its 2018 annual meeting of shareholders, filed with the SEC on March 14, 2018 on Schedule 14A. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the 2019 Annual Meeting.

Item 9.01    Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1	Nomination and Standstill Agreement, dated as of February 22, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated
February 25, 2019	By:	/s/ Jonathan B. Leiken
		Name:	Jonathan B. Leiken
		Title:	Senior Vice President, Chief Legal Officer and Secretary